UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): January 22, 2024

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On January 22, 2024, LivePerson, Inc. (the “Company”) entered into a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) with Equiniti Trust Company, LLC (“Equiniti”), in its capacity as Rights Agent, and the Board of Directors (the “Board”) of the Company authorized a dividend of one right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”), to be paid to all record holders of Common Stock at the close of business on February 1, 2024 (the “Record Date”). Equiniti also serves as the transfer agent and registrar for the Company’s Common Stock. The following is a summary description of the material terms and conditions of the Rights and the Tax Benefits Preservation Plan. This summary is intended to provide a general description only, does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Tax Benefits Preservation Plan.

The purpose of the Tax Benefits Preservation Plan is to reduce the risk of substantial impairment to the Company’s net operating loss carryforward assets (“NOLs”) that could result from inadvertent triggering of an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder.

The Tax Benefits Preservation Plan aims to preserve the Company’s NOL assets by creating a disincentive for any Person to accumulate a Percentage Stock Ownership of 4.9% or more of the outstanding Company Securities, or further accumulate Company Securities if the Person’s Percentage Stock Ownership already exceeds 4.9%, in each case without the approval of the Board. As described below under “Certain Exceptions and Exemptions,” if a stockholder’s Percentage Stock Ownership is 4.9% or more prior to the Company’s first public announcement of the Tax Benefits Preservation Plan, then that stockholder will not be considered an “Acquiring Person” (as defined below), unless and until such Person increases its Percentage Stock Ownership after the date hereof (except to the extent another exception to such subsequent increase applies under the Tax Benefits Preservation Plan).

Rights; Distribution Date; Exercise Period. The Rights are not exercisable until a Distribution Date (as described below) occurs. Prior to a Distribution Date, (i) the Rights will be evidenced solely by notations in the book entry accounts for the shares of Common Stock and will be transferable only in connection with a transfer of the underlying shares of Common Stock, (ii) in connection with the issuance of any shares of Common Stock after the Record Date and prior to the earlier of the Distribution Date and the Expiration Date, one Right will be issued for each share of Common Stock issued, subject to adjustment pursuant to the Tax Benefits Preservation Plan, (iii) each share of Common Stock issued after the Record Date will contain a notation in the respective book entry accounts for such shares of Common Stock referencing the Rights associated with such shares and incorporating the Tax Benefits Preservation Plan by reference and (iv) any transfer of the underlying shares of Common Stock will also constitute the transfer of the Rights associated with such shares of Common Stock. Until a Right is exercised, the holder thereof, in its capacity as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of Rights.

Following the occurrence of a Distribution Date, each Right initially will entitle the registered holder thereof to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), at a purchase price of $18 per Unit, subject to adjustment as described below (the “Purchase Price”), except that, after a Flip-In Event or a Flip-Over Event, each as defined below, the Rights become exercisable for Common Stock or common stock of the surviving or acquiring entity, as described below.

Subject to certain exceptions specified in the Tax Benefits Preservation Plan, unless the Rights have been redeemed by the Board, as described below, the Rights will separate from the Common Stock and become exercisable and separately transferable at the close of business on the date (the “Distribution Date”) that is the tenth (10th) Business Day after the earlier of (i) the date on which on which a press release is issued or other public announcement is made indicating that a Person has become an Acquiring Person, or otherwise disclosing the existence of an Acquiring Person (the “Stock Acquisition Date”) and (ii) the date on which a tender offer or exchange offer is commenced that, upon consummation, would result in a Person becoming an Acquiring Person (or, in each case, such other date as determined by the Board, in its sole discretion).

Flip-in Trigger. In the event that any Person becomes an Acquiring Person (a “Flip-In Event”), unless such event is a “Flip-Over Event” (as described below), if the Company has not redeemed the Rights on or prior to the tenth (10th) Business Day following the Stock Acquisition Date, then each holder of Rights (other than the Acquiring Person and its affiliates and associates and certain transferees thereof) will, upon exercise of such Rights and payment of the then-current Purchase Price, be entitled to purchase shares of Common Stock having a then-current market value equal to two times the Purchase Price. All Rights that are Beneficially Owned by the Acquiring Person (and its affiliates and associates and certain transferees thereof) become null and void on the Distribution Date and may not be exercised.

Flip-over Trigger. In the event that, at any time following the Stock Acquisition Date, (i) the Company merges or consolidates with another entity and the Company is not the survivor, or the Common Stock is converted into or exchanged for other securities, cash or other property, or (ii) fifty percent (50%) or more of the Company’s assets, cash flow or earning power is sold or otherwise disposed of, each holder of Rights (other than the Acquiring Person (and its affiliates and associates and certain transferees thereof)) shall thereafter have the right to receive, upon exercise of such Rights and payment of the then-current Purchase Price, shares of common stock of the surviving or acquiring entity having a then-current market value equal to two times the then-current Purchase Price (each of the foregoing clauses (i) and (ii) above, a “Flip-Over Event”).

Exchange Feature. At any time after the Distribution Date, and prior to such time as the Acquiring Person’s Percentage Stock Ownership is fifty percent (50%) or more, the Board may, at its option, and in its sole discretion, exchange all or any portion of the outstanding and exercisable Rights (other than Rights owned by the Acquiring Person (and its affiliates and associates and certain transferees thereof), which shall have become null and void), for shares of Common Stock at an exchange ratio of one (1) share of Common Stock for each Right (which ratio is subject to adjustment to reflect stock splits, stock dividends and similar transactions).

Certain Exceptions and Exemptions. An “Acquiring Person” is any Person, together with all Affiliates and Associates of such Person, whose collective Percentage Stock Ownership is 4.9% or more subject to several exceptions described more fully in the Tax Benefits Preservation Plan, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company or any of its subsidiaries, or any entity or trustee holding Common Stock pursuant to the terms of, or for purposes of funding, any such plan; (iii) any Person, together with all of its affiliates and associates, whose collective Percentage Stock Ownership becomes 4.9% or more as a result of a reduction in the number of Company Securities outstanding due to any acquisition of Company Securities by any Exempt Person or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such Person subsequently increases its Percentage Stock Ownership; (iv) any Person, together with all of its affiliates and associates, whose Percentage Stock Ownership is 4.9% or more as of the time of the Company’s first public announcement of the adoption of the Tax Benefits Preservation Plan, unless and until such Person subsequently increases its Percentage Stock Ownership without prior written consent of the Company (upon approval by the Board, in its sole discretion) or decreases its Percentage Stock Ownership below 4.9%; (v) any Person, together with all of its affiliates and associates, whose Percentage Stock Ownership became 4.9% or more inadvertently, if such Person, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that it became an Acquiring Person inadvertently and who, together with all of its affiliates and associates, thereafter disposes of a number of Company Securities so that it ceases to be an Acquiring Person; (vi) any Person who would become an Acquiring Person solely as a result of (a) unilateral grants or issuances of Company Securities by the Company (including restricted stock), (b) pre-arranged purchases by directors, officers or employees of the Company or its subsidiaries pursuant to an employee stock purchase plan sponsored by the Company or (c) exercises of outstanding options, warrants, rights or similar interests granted by the Company to current or former directors, officers or employees of the Company or its subsidiaries; and (vii) any Person who the Board has affirmatively determined, in its sole discretion, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions imposed by the Board.

Redemption of Rights. The Board may, at its option and in its sole discretion, at any time prior to the close of business on the earlier of (i) the tenth (10th) Business Day following the Stock Acquisition Date and (ii) the Final Expiration Date, redeem all of the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment as described above with respect to the Purchase Price (the “Redemption Price”). The Company may, at its option, pay such Redemption Price in cash, Common Stock or other consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board may establish, in its sole discretion.

Expiration of Rights. The Rights will expire upon the earliest to occur of: (i) the close of business on January 21, 2027 (the “Final Expiration Date”), (ii) the close of business on January 21, 2025, if approval of the Tax Benefits Preservation Plan by the Company’s stockholders has not been received on or prior to such date, (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, (iv) the close of business on the date set by the Board following a determination by the Board that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits and (v) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Tax Benefits Preservation Plan described in Item 3.03 of this Current Report, the Board approved a Certificate of Designations of Series A Junior Participating Preferred Stock, which designates the rights, preferences and privileges of 200,000 shares of a series of the Company’s preferred stock, par value $0.001 per share, designated as Series A Junior Participating Preferred Stock. The information set forth in Item 3.03 of this Current Report is incorporated into this Item 5.03 by reference.

The Certificate of Designations was filed with the Delaware Secretary of State and became effective on January 22, 2024. A copy of the Certificate of Designations has been filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.

On January 22, 2024, the Company issued a press release announcing the adoption of the Tax Benefits Preservation Plan. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding the Company that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the Company’s future U.S. corporate income tax liabilities; the Company’s ability to use its NOLs and whether its NOLs would become substantially limited if the Company were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code; and whether the Tax Benefits Preservation Plan will reduce the risk of such an “ownership change” occurring. It should be clearly understood that the current information and beliefs upon which we base our expectations may change. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation, our ability to execute on and deliver our current business and product plans and goals, and the other factors described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 16, 2023. The list of risk factors is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Designations of the Series A Junior Participating Preferred Stock of the Company, dated January 22, 2024.
4.1
Tax Benefits Preservation Plan, dated as of January 22, 2024, by and between the Company and Equiniti Trust Company, LLC as rights agent (which includes the Form of Rights Certificate as Exhibit B thereto).

99.1	Press Release issued by the Company on January 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	January 22, 2024	By:	/s/ John Collins
John Collins
Chief Financial Officer and Chief Operating Officer